THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

                        Supplement to Prospectus Dated
                               December 30, 1998
                  Relating to Lutheran Brotherhood Income Fund


     Effective September 1, 1999, Charles E. Heeren will assume responsibilities as Head of Equity Management for Lutheran Brotherhood Research Corp. and will no longer be serving as portfolio co-manager of Lutheran Brotherhood Income Fund. Michael G. Landreville, who has been serving with Mr. Heeren as portfolio co-manager of Lutheran Brotherhood Income Fund, will become portfolio manager of Lutheran Brotherhood Income Fund. Mr. Landreville, an assistant vice president of Lutheran Brotherhood Research Corp, has served as the Fund's co-manager since early 1998, and has worked in the bond department since 1983. Mr. Landreville is a Chartered Financial Analyst and a Certified Public Accountant.



September 1, 1999






              PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS